THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
               Dreyfus Premier Limited Term California Municipal Fund
                Dreyfus Premier Limited Term New York Municipal Fund

                                  200 Park Avenue
                              New York, New York 10166

                                                                 July 21, 1998
Dear Shareholder:

          The Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") has recently reviewed and unanimously endorsed a proposal for the reorganization of each of Dreyfus Premier Limited Term California Municipal Fund and Dreyfus Premier Limited Term New York Municipal Fund (each an "Acquired Fund" and, together, the "Acquired Funds"), each a series of the Trust, that the Trustees judge to be in the best interests of the shareholders of each of the Acquired Funds.
          Under the terms of the proposal, Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), a series of the Trust, would acquire all the assets and assume the liabilities of each of the Acquired Funds. Holders of Class A, Class B, Class C and Class R shares of each Acquired Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such shares) Class A, Class B, Class C and Class R shares, respectively, of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Acquired Fund at the time of the transaction. The Acquired Funds would then be terminated. The transaction would, in the opinion of counsel, be free from federal income tax to you and the Acquired Funds. The Board of Trustees of the Trust has determined that the proposed reorganization should provide benefits to shareholders due, in part, to enhanced operations.
          Detailed information about the proposed transaction is described in the enclosed prospectus/proxy statement.
          The Board of Trustees has called Special Joint Meetings of Shareholders to be held September 15, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW THE ENCLOSED MATERIAL, AND COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.
          I thank you for your participation as a shareholder and urge you to exercise your right to vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.
          If you have any questions regarding the proposed transaction, please call toll-free 1-800-554-4611.
          IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN SEPTEMBER 14, 1998.

                                    Sincerely,



                                    Marie E. Connolly,
                                    President, The
                                    Dreyfus/Laurel Tax-Free Municipal Funds.




                     THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                Dreyfus Premier Limited Term California Municipal Fund
                  Dreyfus Premier Limited Term New York Municipal Fund
                                   200 Park Avenue
                               New York, New York 10166
          _________________________________________________
          Notice of Special Joint Meetings of Shareholders
          _________________________________________________

          Notice is hereby given that Special Joint Meetings of Shareholders (the "Meetings") of Dreyfus Premier Limited Term California Municipal Fund and Dreyfus Premier Limited Term New York Municipal Fund (each an "Acquired Fund", together the "Acquired Funds"), each a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, September 15, 1998 at 10:00 a.m. for the following purposes:
          1. To approve or disapprove an Agreement and Plan of Reorganization for each Acquired Fund (each a "Plan" and, collectively, the "Plans") providing for (a) the acquisition of all of the assets attributable to the Acquired Fund's Class A, Class B, Class C and Class R shares, by Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), a series of the Trust, in exchange solely for corresponding Class A, Class B, Class C and Class R shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, (b) the distribution of those shares of the Acquiring Fund to the holders of the Class A, Class B, Class C and Class R shares of the Acquired Fund, in each case in an amount equal in net asset value to the Class A, Class B, Class C and Class R shares of the Acquired Fund held by such holder, and
     (c) the subsequent termination of the Acquired Fund; and
          2. To transact such other business as may properly come before the Meetings, or any adjournment or adjournments thereof.
          The Trustees of the Trust have fixed the close of business on July 6, 1998 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meetings or any adjournment or adjournments thereof.
July 21, 1998
                                       By Order of the Board of Trustees

                                       Michael S. Petrucelli,
                                       Assistant Secretary


IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE URGED WITHOUT DELAY TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETINGS. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY MATERIALS WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.




              Dreyfus Premier Limited Term California Municipal Fund and
                Dreyfus Premier Limited Term New York Municipal Fund, series of THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                      Dreyfus Premier Limited Term Municipal Fund,
                a series of THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                                  200 PARK AVENUE
                             NEW YORK, NEW YORK 10166
                                   1-800-554-4611

                    PROSPECTUS/PROXY STATEMENT DATED JULY 21, 1998

          This Prospectus/Proxy Statement (the "Proxy Statement") is being furnished to shareholders of Dreyfus Premier Limited Term California Municipal Fund (the "California Fund") and Dreyfus Premier Limited Term New York Municipal Fund (the "New York Fund") (each also referred to as an "Acquired Fund" and, together, the "Acquired Funds"), each a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), a management investment company, in connection with a proposed Agreement and Plan of Reorganization between each of the Acquired Funds and Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), a separate, non-diversified portfolio of the Trust (each a "Plan" and, collectively, the "Plans"), to be submitted to shareholders of each of the Acquired Funds for separate consideration at Special Joint Meetings of Shareholders (the "Meetings") of the Acquired Funds to be held on Tuesday, September 15, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, and any adjournments thereof. A conformed copy of the form of the Plans, which are identical except for the parties, is attached to this Proxy Statement as Appendix A.

          Available Information. This Proxy Statement, which should be read and retained for future reference, sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Funds should know before voting on the Plans and receiving Acquiring Fund Shares (as defined below). A Prospectus dated November 1, 1997 and Supplement to Prospectus dated November 15, 1997, describing the Acquiring Fund in greater detail, the Acquiring Fund's Annual Report for the year ended June 30, 1997, including its audited financial statements for the year then ended, and the Acquiring Fund's Semi-Annual Report for the period ended December 31, 1997, including its unaudited financial statements for the period then ended, accompany this
Proxy Statement. Certain relevant documents listed below have been filed with the Securities and Exchange Commission ("SEC"), are incorporated herein in whole or in part by reference, and are available upon request and without charge by calling toll-free 1-800-554-4611 or by writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
______________________________________________________________________________
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________



         A Statement of Additional Information dated July 21, 1998, relating to this Proxy Statement, incorporating by reference the audited financial statements of the Acquiring Fund at June 30, 1997, the unaudited financial statements of the Acquiring Fund at December 31, 1997, the audited financial statements of the Acquired Funds at June 30, 1997, and the unaudited financial statements of the Acquired Funds at December 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. A Statement of Additional Information relating to the Acquiring Fund's Prospectus dated November 1, 1997, has also been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. A copy of such Statements of Additional Information are available from the Acquiring Fund through the toll-free number and at the address above.
          The Prospectus describing each of the Acquired Funds dated November 1, 1997 and Supplement to Prospectus dated April 24, 1998, and a Statement of Additional Information dated November 1, 1997, relating to that Prospectus, are incorporated by reference herein in their entirety. Copies of that Prospectus, Statement of Additional Information, the Annual Reports of the Acquired Funds for their fiscal years ended June 30, 1997, including the Acquired Funds' audited financial statements, and the Semi-Annual Reports of the Acquired Funds for the periods ended December 31, 1997, including the Acquired Funds' unaudited financial statements, are also available from the Acquired Funds through the toll-free number and at the address above.
          The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other material incorporated by reference, together with other information regarding the Acquired Funds and the Acquiring Fund.

          The Funds. The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), serves as investment manager to each of the Acquired Funds and the Acquiring Fund (together, the "Funds," or individually, a "Fund"). Premier Mutual Fund Services, Inc., 60 State Street, Boston, Massachusetts 02109, acts as distributor for the Acquiring Fund and both Acquired Funds. The distributor's ultimate parent is Boston Institutional Group, Inc.

          Each of the California Fund and the New York Fund seek to maximize current income exempt from federal income taxes and state personal income taxes for resident shareholders of the named state, consistent with what is believed to be the prudent risk of capital. In addition, the New York Fund seeks to maximize current income exempt from New York City personal income taxes. Each of the California Fund and the New York Fund pursues its investment objective by investing in debt obligations of such Fund's named state, its political subdivisions, municipalities, public authorities and municipal obligations issued by other governmental entities, the interest from which is believed to be excluded from gross income for federal income tax purposes and is exempt from state personal income taxes for residents of the named state ("State Municipal Obligations"), and which are of investment-grade quality and generally of intermediate maturities.
          The Acquiring Fund seeks to maximize current income exempt from federal income taxes consistent with the prudent risk of capital. The Acquiring Fund seeks to achieve its investment objective by investing in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts which are of investment-grade quality and generally of intermediate maturities, the interest from which is, in the opinion of counsel to the respective issuer, exempt from federal income taxes ("National Municipal Obligations").
          Each of the Acquired Funds and the Acquiring Fund offers four classes of shares_ Class A, Class B, Class C and Class R.
          The Plans. Each Plan provides for all the assets of the Acquired Fund to be acquired by the Acquiring Fund in exchange solely for shares of the corresponding class of the Acquiring Fund (together, the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the liabilities of the respective Acquired Fund. The Acquiring Fund Shares will then be distributed to holders of Class A, Class B, Class C and Class R shares of the Acquired Fund (together, the "Acquired Fund Shares"), in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. (All such transactions are referred to herein as the "Reorganization".) As a result of the Reorganization, each holder of Class A, Class B, Class C and Class R Acquired Fund Shares will receive that number of full and fractional Acquiring Fund Shares of the corresponding class, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the time of the Reorganization. The Trust has been advised by counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.


          This Combined Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, and handling expenses that would result from the use of a separate proxy statement/prospectus for each Acquired Fund. Shareholders of each Acquired Fund will vote separately on the Proposal. Class A, Class B, Class C and Class R shareholders of each Acquired Fund will vote together on the Proposal. Thus, if the Proposal is approved by one Acquired Fund, and disapproved by the other Acquired Fund, the Proposal will be implemented only for the Acquired Fund that approved the Proposal.

                           [Page 2]
                              TABLE OF CONTENTS
                                                                      Page

    Summary................................................             4
    Reasons for the Reorganization.........................             9
    Information about the Reorganization...................             9
    Additional Information About the Acquiring
           Fund and the Acquired Funds                                 12
    Voting Information.....................................            12
    Financial Statements and Experts.......................            14
    Legal Matters..........................................            14
    Other Business.........................................            14
    Notice to Banks, Broker/Dealers and
            Voting Trustees and Their Nominees.............            14
    Appendix A: Agreement and Plan of Reorganization.......            A-1


                           [Page 3]
                                    SUMMARY

          THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE PROSPECTUSES OF THE ACQUIRING FUND AND OF THE ACQUIRED FUNDS, EACH DATED NOVEMBER 1, 1997, AND THE PLANS, A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

          Proposed Reorganization. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved a Plan with respect to each Acquired Fund. The Plans are identical except for the names of the parties. The Trust's Board has unanimously concluded that the Reorganization would be in the best interests of shareholders of each Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

          Each Plan provides that the Acquired Fund transfer all the assets attributable to its Class A, Class B, Class C and Class R shares to the Acquiring Fund in exchange solely for the Acquiring Fund Shares, and the assumption by the Acquiring Fund of liabilities of the corresponding Acquired Fund. Under each Plan, those Acquiring Fund Shares will then be distributed to holders of the Acquired Fund Shares, in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. As a result of the Reorganization, each holder of Class A, Class B, Class C and Class R Acquired Fund Shares will receive that number of Acquiring Fund Shares of the corresponding class having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the date of the Reorganization (the "Closing Date"). Thereafter, each Acquired Fund will be terminated as a series of the Trust. See "Information About the Reorganization."
          As a result of the Reorganization, each Acquired Fund Shareholder will cease to be a shareholder of the relevant Acquired Fund and will become a shareholder of the Acquiring Fund as of the close of business on the Closing Date. No sales charge will be imposed on Acquiring Fund Shares received, and no contingent deferred sales charge ("CDSC") will be imposed on Acquired Fund Shares surrendered, as a result of the Reorganization.
          THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH ACQUIRED FUND APPROVE THAT FUND'S PLAN.
          Approval of the Reorganization with respect to an Acquired Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meetings, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Acquired Fund.

          Tax Consequences. As a condition to the closing of the Reorganization with respect to each Acquired Fund, the Trust will receive an opinion of counsel, to the effect that, for federal income tax purposes, (a) no gain or loss will be recognized by Acquired Fund Shareholders for federal income tax purposes as a result of the Reorganization, (b) the holding period and aggregate tax basis of Acquiring Fund Shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of each shareholder's Acquired Fund Shares, and (c) the holding period and tax basis of the Acquired Funds' assets transferred to the Acquiring Fund as a result of the Reorganization will be the same as the holding period and tax basis of such assets held by the Acquired Fund immediately prior to the Reorganization. See "Information about the Reorganization_Federal Income Tax Consequences." At the end of their most recent tax years, the Acquiring Fund and each Acquired Fund had no capital loss carryforwards available for federal income tax purposes.

          Comparison of the Acquired Funds and the Acquiring Fund. The following discussion comparing the investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Funds is based upon and qualified in its entirety by the description of investment objectives, policies and restrictions set forth in the respective Prospectuses (as supplemented) and Statement of Additional Information of the Acquiring Fund and the Acquired Funds. For a full discussion of the investment objective, policies and restrictions of the Acquiring Fund, please refer to its Prospectus dated November 1, 1997, as supplemented November 15, 1997 (which accompanies this Proxy Statement) under the caption "Description of the Fund," and Statement of Additional Information dated November 1, 1997 (which is available upon request) under the caption "Investment Objective and Management Policies." For a discussion of these matters as they apply to the Acquired Funds, please refer to the Prospectus dated November 1, 1997, as supplemented April 24, 1998,
                           [Page 4]
and Statement of Additional Information dated November 1, 1997
(which are available upon request) under the respective captions "Description of the Funds" and "Investment Objective and Management Policies." The policies described below in this "Comparison of the Acquired Funds and the Acquiring Fund" section can be changed without shareholder approval, unless indicated otherwise or required by the 1940 Act.
General _ Each Acquired Fund and the Acquiring Fund are separate non-diversified portfolios of the Trust, an open-end, management investment company advised by Dreyfus, located at 200 Park Avenue, New York, New York 10166. The investment objectives of the Acquiring Fund and each Acquired Fund are similar _ to maximize current income exempt from federal income tax_except that the California Fund seeks income also exempt from income tax of the state of California and the New York Fund seeks income also exempt from income tax of the state of New York, as described below. In addition, the New York Fund seeks to maximize current income exempt from New York City personal income tax.
          Each of the California Fund and New York Fund pursues its investment objective by investing in State Municipal Obligations that are of investment-grade quality and generally of intermediate maturities.

          The Acquiring Fund seeks to achieve its investment objective by investing in National Municipal Obligations. Unlike the Acquired Funds, the Acquiring Fund invests in municipal obligations of numerous states, and municipalities or subdivisions in numerous states, and, as a result, most of the dividends it pays generally will not be exempt from state or city income taxes to residents of California or New York. Thus, while dividends paid before the Reorganization on shares of the California Fund or the New York Fund generally are not subject to state or city income taxes applicable to holders of such shares resident in California or New York, respectively, dividends paid on Acquiring Fund Shares received in the Reorganization by former holders of shares of an Acquired Fund will be subject to such state and city taxes.

          The management policies of each Acquired Fund and the Acquiring
Fund are similar. Each Fund invests primarily in debt securities issued by states and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax. Each Acquired Fund's investments are further limited by the requirement that, under ordinary circumstances, it invest primarily in municipal obligations the interest from which is exempt from the income tax of the state after which it is named. Moreover, the New York Fund seeks to invest in municipal obligations the interest on which is exempt from New York City personal income taxes. In all other material respects, the management policies of the Acquiring Fund and the Acquired Funds are the same. For a more complete discussion of each Acquired Fund's and the Acquiring Fund's management policies, see
"Description of the Funds" in the Acquired Funds' Prospectus and "Description of the Fund" in the Acquiring Fund's Prospectus.
          Each Acquired Fund may, when, in Dreyfus' opinion, adverse market conditions exist for State Municipal Obligations and a "defensive posture" is warranted, temporarily invest more than 20% of its total assets in money market instruments which produce income exempt from federal, but not the state personal income taxes for resident shareholders of the Acquired Fund's named state, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals).
          The Acquiring Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals).
          Each of the Acquired Funds and the Acquiring Fund may invest in when-issued securities, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts, floating rate and variable rate obligations, municipal lease obligations and tender option bonds.
          The Acquired Funds and the Acquiring Fund are separate portfolios of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.
Fundamental Policies _ As a matter of fundamental policy, each Acquired Fund will, under normal market conditions, invest a minimum of 80% of its total assets in State Municipal Obligations. Similarly, as a matter of fundamental policy, the Acquiring Fund will, under normal market conditions, invest a minimum of 80% of its total assets in National Municipal Obligations. The remaining fundamental policies and investment restrictions of the Acquired Funds and the Acquiring Fund are identical. Fundamental policies and investmen t restrictions may not be changed without the affirmative vote of a majority (as defined in the 1940 Act) of a fund's outstanding shares. For a further discussion of the fundamental policies and limitations of each Fund, see "Investment Objective and Management Policies_Investment Restrictions" in the Statement of Additional Information accompanying the Fund's Prospectus.
Fees and Expenses _ Each of the Acquired Funds and the Acquiring Fund have identical fee and expense structures. Each Fund currently pays Dreyfus, as its investment manager, a fee, computed daily and payable monthly, at the annual rate of
                           [Page 5]
0.50% of the value of the Fund's average daily net assets. Dreyfus arranges and pays for all of the expenses of each Fund, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable), and extraordinary expenses. Although Dreyfus is not obligated to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to each Fund's allocable share of such fees and expenses. The following table shows the actual annual fund operating expenses allocable to the Class A, Class B, Class C and Class R shares of the Acquired Funds and the Acquiring Fund for the Funds' respective fiscal years ended June 30, 1997, which are also the estimated total annual fund operating expenses to be paid by the Acquiring Fund after giving effect to the Reorganization (the "Combined Fund" in the table). The total annual fund operating expenses of the Combined Fund, excluding the costs attributable to the proposed Reorganization, are estimated to be the same whether the Reorganization is consummated by one or both of the Acquired Funds.

                                                                 Acquiring Fund, California and New York Funds, and
                                                                              Pro Forma Combined Fund
                                                             Class A         Class B           Class C          Class R
                                                             _______        ________          ________         ________
Shareholder Transaction Expenses
Maximum Sales Load Imposed
          on Purchases (as a percentage)
          of offering price)                                  3.00%            none              none             none
Maximum Deferred Sales Charge
          Imposed on Redemptions (as
          a percentage of the amount
          subject to charge)                                  none*           3.00%              .75%             none
Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Management Fees                                                .50%            .50%              .50%             .50%
12b-1 Fees (1)                                                 .25%            .75%              .75%             none
Other Expenses (2)                                             .00%            .00%              .00%             .00%
                                                               ____             ___              ____             ____
Total Fund
          Operating Expenses                                   .75%           1.25%             1.25%             .50%
Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) except where noted, redemption at the end of each time period:
                                                             Class A        Class B             Class C          Class R
                                                             _______        ________          ________         ________
1 Year                                                         $37            $43/133            $20/133          $ 5
3 Years                                                        $53            $60/403            $40              $16
5 Years                                                        $70            $79/693            $69              $28
10 Years                                                      $120            $125**             $151             $63
_______________________
*       A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares -
Class A shares"     in the relevant Prospectus.
**      Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.

1        See "Distribution Plans (Class A Plan and Class B and Class C Plans)"
in the respective Prospectus for a description of each Fund's Distribution Plans and Service Plan for Class A, B and C shares.
2        Does not include fees and expenses of the non-interested Trustees
(including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to each Fund's allocable portion of such fees and expenses, which are estimated to be less than 0.01% of each Fund's net assets. (See "Management of the Funds" in the Acquired Funds' Prospectus and "Management of the Fund" in the Acquiring Fund's Prospectus.)
3        Assuming no redemption of shares.
_______________________________________________________________________________
The amounts listed above should not be considered as representative of past or future expenses, and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in actual returns greater or less than 5%.
_______________________________________________________________________________


                           [Page 6]

Initial Sales Charge and CDSC _ The schedule of the initial sales charge imposed on each Acquired Fund's Class A shares is identical to that imposed on the Acquiring Fund's Class A shares. No initial sales charge will be imposed on the Acquiring Fund's Class A shares received by Acquired Fund shareholders as a result of the Reorganization. If a Class A shareholder of an Acquired Fund has signed a Letter of Intent making such shareholder eligible for a reduced sales load, the terms of such Letter of Intent will carry over and apply to such shareholder as a shareholder of the Acquiring Fund. The Acquiring Fund also offers the same Right of Accumulation with respect to purchases of the Acquiring Fund's Class A shares as that offered to Acquired Fund shareholders. If a shareholder purchases Class A shares of any Fund without an initial sales charge as part of an investment of at least $1,000,000 and redeems all or a portion of those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption


          The schedule of the CDSC imposed on each Acquired Fund's Class B shares at the time of redemption is identical to that imposed on the Acquiring Fund's Class B shares. No CDSC will be imposed on the Acquired Fund's Class B shares surrendered by Acquired Fund shareholders as a result of the Reorganization.

          The CDSC imposed on each Acquired Fund's Class C shares redeemed within the first year after purchase is identical to that imposed on Class C shares of the Acquiring Fund. No CDSC will be imposed on the Acquired Fund's Class C shares surrendered by Acquired Fund shareholders as a result of the Reorganization.
          For purposes of calculating future CDSCs (and, in the case of Class B shares, conversion periods), Acquiring Fund shares received by an Acquired Fund shareholder at the time of the Reorganization will be deemed to have been held since the date the shareholder initially purchased the shares of an Acquired Fund which are the subject of the Reorganization.
Distribution Plan (Class A Shares) _ Class A shares of the Acquiring Fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act that is identical to that adopted by the Acquired Funds' Class A shares. See "Distribution Plans - Distribution Plan - Class A shares" in the relevant Prospectus for a complete discussion of the distribution plan with respect to Class A shares.
Distribution and Service Plans (Class B and Class C Shares) _ Class B and Class C shares of the Acquiring Fund are subject to distribution and service plans adopted pursuant to Rule 12b-1 that are identical to those adopted by the Acquired Funds. See "Distribution Plans - Distribution and Service Plans
- Class B and Class C" in the relevant Prospectus for a complete discussion of the distribution and services plans with respect to Class B and Class C shares.
Primary Portfolio Managers _ The primary portfolio managers are different for the Acquiring Fund and the Acquired Funds.
          Acquiring Fund. John F. Flahive has been employed by Dreyfus as portfolio manager of the Acquiring Fund since November 14, 1994. He is also Vice President of Boston Safe Deposit and Trust Company ("Boston Safe"), a subsidiary of The Boston Company and an affiliate of Dreyfus. Prior to joining Boston Safe in October, 1994, Mr. Flahive was senior portfolio manager and Vice President with Neuberger & Berman. A 1984 graduate of St. Michael's College with a degree in Business Administration, Mr. Flahive also earned a M.B.A. from Clarkson University in 1985, and attended the New York University Graduate School of Business Administration for Visiting Professionals in 1986.
          Acquired Funds. The California Fund is managed by Collette O'Brien, a portfolio manager of Dreyfus and Boston Safe. Ms. O'Brien is responsible for managing Tax-Exempt Fixed Income Portfolios for the Private Asset Management Group at Boston Safe and is a member of Boston Safe's Bond Strategy and Asset Review Committees. Kristin D. Lindquist has been employed by Dreyfus as the portfolio manager of the New York Fund since October 17, 1994. Ms. Lindquist is also a Vice President of Boston Safe, where she is responsible for managing Tax-Exempt Fixed Income Fund Portfolios for the Private Asset Management Group.
Capitalization _ The following tables set forth as of December 31, 1997: (1) the capitalization of each Acquired Fund, with respect to Class A, Class B, Class C and Class R shares; (2) the capitalization of the Acquiring Fund, with respect to Class A, Class B, Class C and Class R shares; and (3) the pro forma capitalization of the Acquiring Fund, with respect to Class A, Class B, Class C and Class R shares, as adjusted showing the effect of the Reorganization had it occurred on such date (excluding costs that would be incurred as a result of the Reorganization).

                                                California Fund                                      New York Fund
                               _______________________________________________     ____________________________________________

                                Class A      Class B     Class C       Class R       Class A      Class B    Class C    Class R
                                _______     _________    _______    ___________     _________     _______    _______   _________
Total net assets             $8,078,726    $ 313,967    $182,746    $16,233,942    $2,013,098    $270,601    $89,359  $6,715,556
Net asset value per share        $13.31       $13.31      $13.34         $13.31        $13.03      $13.05     $13.06      $13.03
Shares outstanding              606,983       23,583      13,695      1,219,812       154,489      20,744      6,841     515,433


                           [Page 7]

                                               Acquiring Fund                           Pro Forma Combined Fund
                                         _______________________                       _______________________

                                Class A      Class B     Class C       Class R       Class A      Class B    Class C    Class R
                                _______     _________    _______    ___________     _________     _______    _______   _________
Total net assets            $18,050,209   $1,081,549    $152,185    $32,961,515   $28,142,033  $1,666,117   $424,290 $55,911,013
Net asset value per share        $12.33       $12.32      $12.35         $12.33        $12.33      $12.32     $12.35      $12.33
Shares outstanding            1,464,243       87,759      12,320      2,674,131     2,282,403     135,237     34,355   4,534,551

          The following tables set forth the pro forma capitalization of the Acquiring Fund, with respect to Class A, Class B, Class C and Class R shares, as adjusted showing the effect of the Reorganization between (a) the Acquiring Fund and the California Fund (but not the New York Fund) and (b) the Acquiring Fund and the New York Fund (but not the California Fund), had each such Reorganization occurred on December 31, 1997 (excluding costs that would be incurred as a result of the Reorganization).

                                          Pro Forma Combined Fund                       Pro Forma Combined Fund
                                    (Acquiring Fund and California Fund)           (Acquiring Fund and New York Fund)
                                          _______________________                      _______________________

                                Class A   Class B    Class C   Class R     Class A     Class B     Class C  Class R
                                _______   _______    _____     _____       ____        _____       ______   _____
Total net assets              $26,128,935 $1,395,516 $334,931  $49,195,457 $20,063,307 $1,352,150  $241,544 $39,677,071
Net asset value per share     $12.33      $12.32     $12.35    $12.33      $12.33      $12.32      $12.35   $12.33
Shares outstanding            2,119,135   113,272    27,120    3,989,899   1,627,194   109,752     19,558   3,217,930

          As of July 6, 1998, there were 5,016,751 shares of the Acquiring Fund outstanding.


          As of July 15, 1998, there were 5,174,965 shares of the Acquiring Fund outstanding. As of July 15, 1998, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Acquiring Fund. To the best knowledge of the Trustees of the Acquiring Fund, as of July 15, 1998, no shareholder or "group" (as that term is defined in Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially or of record 5% or more of the Acquiring Fund's outstanding shares except as shown in the table below:


                                             Number of                % of Total              % of Total Shares
Shareholder                                    Shares                  Shares               After Reorganization
____________                                 ________                  ______              _______________________
Bost &Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                   1,795,312                      35%                        42%

MAC& Co.
Mellon Bank, NA
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA15320-3198                      666,928                      13%                        11%


        Bost & Co. and MAC&Co. are both affiliates of Dreyfus and Mellon Bank. For information with respect to the beneficial and record ownership of the Acquired Funds, see the section of this Proxy Statement entitled "Voting Information."

Purchase Procedures _ The purchase procedures of the Acquired Funds and the Acquiring Fund are identical. See "How to Buy Fund Shares" in the relevant Prospectus for a complete discussion of purchase procedures.
Redemption Procedures _ The redemption procedures of the Acquired Funds and the Acquiring Fund are identical. See "How to Redeem Fund Shares" in the relevant Prospectus for a complete discussion of redemption procedures. Distributions _ The dividend and distribution policies of the Acquired Funds and the Acquiring Fund are identical. See "Dividends, Other Distributions and Taxes" in the relevant Prospectus for a complete discussion of such policies. Shareholder Services _ The shareholder services offered by the Acquired
Funds and the Acquiring Fund are identical. See "Shareholder Services" in the relevant Prospectus for a complete description of shareholder services.

Risk Factors _ The investment risks of each Acquired Fund and the Acquiring Fund are substantially similar, except for those incurred by each Acquired Fund as a result of its purchase primarily of municipal obligations issued by a single state, its municipalities
                           [Page 8]
or subdivisions. The states of California and New York have in the past experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various State Municipal Obligations in which an Acquired Fund invests. If there should be a default or other financial crisis relating to the applicable state or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in an Acquired Fund's portfolio and the interest income to the Acquired Fund could be adversely affected. For further information relating to investments in California and New York, see "Description of the Funds_Certain Risk Considerations Regarding the State of California" and "_Certain Risk Considerations Regarding the State of New York and New York City" in the Acquired Funds' Prospectus, and "Appendix B - Risk Factors_Investing in California Municipal Obligations" and "Appendix C - Risk Factors - Investing in New York Municipal Obligations" in the Acquired Funds' Statement of Additional Information.


          Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Securities in which each Fund generally invests may earn a higher level of current income than certain short-term or higher quality securities, which generally have greater liquidity, less market risk and less fluctuation in market value, but may earn a lower level of current income than certain longer-term or lower quality securities, which may have less liquidity, more market risk and more fluctuation in market value.

          See "Description of the Fund" in the Acquiring Fund's Prospectus and "Description of the Funds" in the Acquired Funds' Prospectus for a more complete description of investment risks.
                      REASONS FOR THE REORGANIZATION

          The Board of Trustees of the Trust, on behalf of each of the Acquired Funds and the Acquiring Fund, has concluded that the Reorganization is in the best interests of their respective shareholders. The Board believes that the Reorganization will permit shareholders to pursue similar investment goals in a larger fund without diluting shareholders' interests. Despite their operation for over ten years, each of the Acquired Funds has had limited asset growth. As of March 31, 1998, the California Fund and the New York Fund had assets under management of only approximately $24,610,000 and $9,428,000, respectively. Larger aggregate net assets should enable the combined fund (as compared to each Acquired Fund and the Acquiring Fund alone) to experience more efficient portfolio management, including specifically the possibility of more favorable pricing and execution based on larger portfolio transactions.

          In determining whether to recommend approval of the Reorganization with respect to each Acquired Fund, the Board considered the following factors, among others: (1) the compatibility of the Acquired Funds' and Acquiring Fund's investment objectives, management policies and investment restrictions, as well as shareholder services offered by the Acquired Funds and the Acquiring Fund; (2) the comparative investment performance of the Acquiring Fund and the Acquired Funds; (3) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (4) expense ratios of the Acquiring Fund and Acquired Funds; (5) the tax consequences of the Reorganization; and (6) the estimated costs incurred by the Acquiring Fund and the Acquired Funds as a result of the Reorganization. In addition, the Trust's Board considered the Acquired Funds' inability to attract larger levels of assets to date and possible alternatives to the Reorganization.
                        INFORMATION ABOUT THE REORGANIZATION
          Plans of Reorganization. The following summary of the Plans with respect to each of the Acquired Funds is qualified in its entirety by reference to the Plans (Appendix A hereto). Each Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund attributable to the Acquired Fund's Class A, Class B, Class C and Class R shares. In exchange for those assets, the Acquired Fund will receive Class A, Class B, Class C and Class R Acquiring Fund Shares with an aggregate net asset value equal to that of the assets transferred minus the liabilities of the Acquired Fund, which will be assumed by the Acquiring Fund on the Closing Date. Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The number of full and fractional Acquiring Fund Shares to be issued to each Class A, Class B, Class C and Class R shareholder, respectively, of the Acquired Fund will be determined by dividing the aggregate net asset value of such shareholder's Acquired Fund Shares by the net asset value of one share of the respective class of the Acquiring Fund, each computed as of the close of trading on the floor of the NYSE on the Closing Date (the "Valuation Time"). For this purpose, the value of options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE.

                           [Page 9]
          Both the Acquired Funds and the Acquiring Fund will utilize Dreyfus as agent to determine the value of their respective portfolio securities. The method of valuation employed by each Fund will be consistent with the requirements set forth in the Fund's Prospectus, Rule 22c-1 under the 1940 Act, and the interpretation of such rule by the SEC's Division of Investment Management.

          As soon after the Closing Date as conveniently practicable, each Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund pursuant to the Reorganization. Such distribution will be accomplished by establishing an account in the name of each holder of Acquired Fund Shares on the share records of the Acquiring Fund's transfer agent and transferring to each such account a number of Acquiring Fund Shares of the corresponding class, equal to the aggregate net asset value of the Class A, Class B, Class C or Class R Acquired Fund Shares held by such shareholder divided by the net asset value of an Acquiring Fund Share of the respective class. Each account will represent the respective pro rata number of full and fractional Acquiring Fund Shares due to such shareholder of the Acquired Fund. After such distribution and the winding up of its affairs, each Acquired Fund will be terminated.

          On or before the Closing Date, each Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).
          The consummation of the Reorganization for each Acquired Fund is subject to the conditions set forth in the Plan, including the condition that the parties to the Reorganization shall have received exemptive relief from the SEC with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Reorganization. Notwithstanding approval by an Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing by either party because:
(a) the Board of the Trust determines that circumstances have developed that make proceeding with the Reorganization inadvisable; (b) a material breach by the other party of any representation, warranty, or agreement contained therein has occurred; or (c) a condition to the obligation of the terminating party cannot reasonably be met.
          The Funds will bear the expenses of the Reorganization pro rata in accordance with their respective net assets as of the Closing Date if the Reorganization is consummated or, if it is not consummated, as of the date the respective Plan is terminated or the Reorganization is abandoned. The total expenses of the Reorganization are expected to be approximately $71,000.
          If the Reorganization is not approved by an Acquired Fund's shareholders, the Trust's Board will continue the management of the Acquired Fund in its present form, and will consider other appropriate courses of action, including liquidating the Acquired Fund.
          Temporary Suspension of Certain of the Acquired Funds' Investment Restrictions. Since certain of the Acquired Funds' existing investment restrictions could preclude the Acquired Funds from consummating the Reorganization in the manner contemplated in the Plan, Acquired Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Acquired Funds' ability to purchase securities other than State Municipal Obligations as well as the temporary suspension of any other investment restriction of the Acquired Funds to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Acquired Funds' investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Plan is deemed to be a vote in favor of the temporary suspensions.
          Description of Shares of the Acquiring Fund and the Acquired Funds. Full and fractional Class A, Class B, Class C and Class R shares of beneficial interest in the Acquiring Fund will be issued for shares of the corresponding class of the Acquired Funds in accordance with the procedures detailed in the Plans. All issued and outstanding Acquired Fund Shares, including those represented by certificates, will be canceled. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific request is submitted to its transfer agent. As is true in the case of Acquired Fund Shares, the Acquiring Fund Shares to be issued pursuant to the Reorganization will have no preemptive or conversion rights.
          The Acquired Funds and the Acquiring Fund are separate series of the same Trust. As such, the rights of shareholders of the Acquired Funds and of the Acquiring Fund with respect to shareholder meetings, inspection of shareholder lists, and distributions on liquidation of a Fund are identical. Shareholders of the Trust, like shareholders of any Massachusetts business
                           [Page 10]
trust, could potentially be held liable for obligations of the Trust under circumstances in which the Trust is unable to fulfill those obligations, although Dreyfus believes such a possibility is remote. For additional information, refer to the Statement of Additional Information dated November 1, 1997 under "Information About the Funds".
          Federal Income Tax Consequences. The transfer of each Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the liabilities of each Acquired Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust, on behalf of the Acquiring Fund and the Acquired Funds, will receive an opinion from Kirkpatrick & Lockhart LLP, the Trust's counsel, substantially to the effect that, on the basis of the facts and assumptions stated therein and the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules and pronouncements and court decisions, and conditioned on the Reorganization being consummated in accordance with the Plans, for federal income tax purposes, with respect to each Acquired Fund:
          (1) The Acquired Fund's transfer of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund's distribution of those shares to its shareholders constructively in exchange for Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
          (2) No gain or loss will be recognized to the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in constructive exchange for their Acquired Fund Shares;
          (3) No gain or loss will be recognized to the Acquiring Fund on its receipt of the assets from the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;
          (4) The Acquiring Fund's basis for the transferred assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the period during which the assets were held by the Acquired Fund;
          (5) No gain or loss will be recognized to an Acquired Fund shareholder on the distribution thereto of Acquiring Fund Shares constructively in exchange for all the shareholder's Acquired Fund Shares; and
          (6) An Acquired Fund shareholder's basis for the Acquiring Fund Shares to be received by the shareholder in the Reorganization will be the same as the basis for the shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and the shareholder's holding period for those Acquiring Fund Shares will include the shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by the shareholder on the Closing Date.
          Notwithstanding the foregoing, such counsel's opinion may state that no opinion is expressed as to the effect of the Reorganization on any Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
          Shareholders of the Acquired Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Required Vote and Board's Recommendation
          The Trust's Board has approved the Plans and the Reorganization and has determined that (i) participation in the Reorganization by each Acquired Fund is in the Acquired Fund's best interests and (ii) the interests of shareholders of each Acquired Fund will not be diluted as a result of the Reorganization. Pursuant to the Trust's Third Amended and Restated Trust Agreement, approval of the Plan and Reorganization with respect to an Acquired Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which for this purpose means the lesser of: (i) 67% of the voting securities of the Acquired Fund present at the Meetings, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Acquired Fund. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote for such purposes. All classes of the Acquired Fund vote together for this purpose.

                           [Page 11]
          THE BOARD OF THE TRUST, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT EACH ACQUIRED FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.
        ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUNDS
          Acquiring Fund. Information about the Acquiring Fund is incorporated herein by reference from its Prospectus dated November 1, 1997 and Supplement to Prospectus dated November 15, 1997, copies of which are enclosed, and Statement of Additional Information dated November 1, 1997, a copy of which is available upon request and without charge by writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-554-4611.
          Acquired Funds. Information about the Acquired Funds is included in their Prospectus dated November 1, 1997, Supplement to Prospectus dated April 24, 1998, and Statement of Additional Information dated November 1, 1997, all of which have been filed with the SEC and are incorporated herein by reference, and copies of which are available upon request and without charge by writing to the Acquired Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-554-4611.
          The Acquired Funds and the Acquiring Fund are subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith file reports and other information, including proxy materials and charter documents with the SEC. These materials can be inspected, and copies obtained at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional Office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048.
                            VOTING INFORMATION

          This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Trust to be used at the Meetings to be held at 10:00 a.m., Eastern time, on September 15, 1998, at 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Meetings and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about July 28, 1998. Only shareholders of record as of the close of business on July 6, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meetings or any adjournment thereof. As of the Record Date, there were 1,769,455 shares of the California Fund outstanding and 666,874 shares of the New York Fund outstanding. The holders of a majority of the shares of an Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meetings with respect to that Fund. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies will be voted FOR the Plan and FOR any other matters deemed appropriate.

          Proxy cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or the persons entitled to vote or (2) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as votes cast. A proxy may be revoked at any time on or before the Meetings by written notice to the Assistant Secretary of the Trust, 200 Park Avenue, New York, New York 10166. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby.

          Holders of Class A, Class B, Class C and Class R shares of each Acquired Fund are requested to vote and will vote together as a single fund on the Plan. As of July 15, 1998, the number of shares outstanding of each Acquired Fund and those beneficially owned by Dreyfus and its affiliates were as follows:


                                         Shares Beneficially Owned
                                         By Dreyfus and Affiliates
                             Total Shares     Number of          % of Total
                             Outstanding        Shares           Outstanding
     California Fund           1,766,527      1,016,050             58%
     New York Fund               672,576        385,094             57%

                           [Page 12]

          It is anticipated that Mellon Bank, an affiliate of Dreyfus, will own beneficially or of record more than 5% of the Acquiring Fund's outstanding shares following the Reorganization.

          A shareholder who beneficially owns, directly or indirectly, more than 25% of an Acquired Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Acquired Fund.

          Because Dreyfus and its affiliates exercise voting discretion over more than 25% of the shares of each of the Acquired Funds, they may be deemed to control such securities. Dreyfus has advised the Trust that, with respect to each Acquired Fund, shares owned by Dreyfus or an affiliate of Dreyfus with respect to which Dreyfus or such affiliate exercises voting discretion will be voted in proportion to the vote of the remaining shares of that Fund voted at the Meetings, provided such vote is consistent with the fiduciary duties of Dreyfus and its affiliates.


          To the best knowledge of the Trustees of the Trust, as of July 15, 1998, no other single shareholder or "group" (as the term is used in Section 13(d) of the Exchange Act) owned beneficially or of record 5% or more of an Acquired Fund's outstanding shares, except as shown in the table below:


CALIFORNIA FUND
                                                                                                               PERCENTAGE OF
NAME AND ADDRESS                                                        NUMBER OF SHARES                      SHARES OUTSTANDING
__________                                                                __________                             __________
Virginia Ripner ABTTTEE
ABT Survivor's Trust
FBO Virginia Ripner ABT
2641 State Street, Apt.2
Santa Barbara, CA 93105-3509                                                 88,840                                    5%


NEW YORK FUND
                                                                                                                PERCENTAGE OF
NAME AND ADDRESS                                                        NUMBER OF SHARES                      SHARES OUTSTANDING
__________                                                                __________                             __________
National Financial Service Corp.
1 World Financial Center
200 Liberty Street
New York, NY                                                                 33,706                                  5%


          It is not anticipated that any of the 5% record or beneficial owners identified above, other than Mellon Bank and its affiliates, will own beneficially or of record 5% or more of the Acquiring Fund's outstanding shares as a result of the Reorganization.


          At July 15, 1998, the Trustees and officers of the Trust as a group beneficially owned less than 1% of each of the Acquired Fund's shares in the aggregate.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or other electronic medium or personal solicitations conducted by officers and employees of Dreyfus, its affiliates or other representatives of the Trust. The cost of the solicitation, is estimated to total approximately $10,000.
          In the event that sufficient votes to approve the Plan and Reorganization with respect to either or both of the Acquired Funds are not received at the Meetings, the persons named as proxies may propose one or more adjournments of the Meetings with respect to such Fund or Funds to permit further solicitation of proxies. In determining whether to adjourn the Meetings with respect to a Fund, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meetings. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meetings.
          A shareholder of an Acquired Fund who objects to the proposed transaction will not be entitled under either Massachusetts law or the Trust's Third Amended and Restated Master Trust Agreement to demand payment for, or an
                           [Page 13]
appraisal of, his or her shares. Shareholders should be aware that, if the Reorganization is consummated with respect to either or both Acquired Funds, they will be free to redeem the Acquiring Fund Shares that they receive in the Reorganization at their then-current net asset value, subject to any applicable CDSC. See "Alternative Purchase Methods" and "How to Redeem Fund Shares" in the Acquiring Fund's Prospectus. The Acquired Funds have agreed to waive any CDSC payable by shareholders of an Acquired Fund who redeem their shares after April 24, 1998, but prior to the Closing Date.
          The votes of the shareholders of the Acquiring Fund are not being solicited by this Proxy Statement and are not required to carry out the Reorganization.
                    FINANCIAL STATEMENTS AND EXPERTS
          The audited financial statements of the Acquiring Fund, which include the statement of assets and liabilities of the Acquiring Fund as of June 30, 1997, and the statement of operations, the statement of changes in net assets and financial highlights for the year ended June 30, 1997, have been incorporated by reference into this Proxy Statement in reliance on the report of KPMG Peat Marwick, LLP, the Acquiring Fund's independent auditors for each of the three years ended June 30, 1995, 1996 and 1997, as experts in accounting and auditing.
          The audited financial statements of each Acquired Fund, which include the statement of assets and liabilities of the Acquired Fund as of June 30, 1997, and the statement of operations, the statement of changes in net assets and financial highlights for the year ended June 30, 1997, have been incorporated by reference into this Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, the Acquired Funds' independent auditors for each of the three years ended June 30, 1995, 1996, 1997, as experts in accounting and auditing.
                                LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, Suite 200, Washington, DC 20036-1800.

                                OTHER BUSINESS
          The Trust's Trustees are not aware of any other matters which may come before the Meetings. However, should any such matters properly come before the Meetings, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                             AND THEIR NOMINEES
          Please advise the Acquired Funds, 200 Park Avenue, New York, New York 10166, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply to the beneficial owners of the respective shares.

          THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THOSE TRUSTEES WHO ARE NOT CONSIDERED "INTERESTED PERSONS" OF THE TRUST AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN BY EACH ACQUIRED FUND. ANY SIGNED AND UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

Dated: July 21, 1998

                           [Page 14]
                        APPENDIX A TO PROXY STATEMENT
                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 23rd day of April, 1998, by and between THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (formerly, The Laurel Tax-Free Municipal Funds), a Massachusetts business trust, with a principal place of business at 200 Park Avenue, New York, New York 10166 (the "Trust"), on behalf of [*], a series of the Trust (the "Acquired Fund"), and the Trust on behalf of DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND, a series of the Trust (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes herein referred to individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquired Fund. All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquiring Fund.
         WHEREAS, the Funds wish to effect a reorganization, which will consist of the transfer of all of the assets of the Acquired Fund, attributable to its Class A shares, Class B shares, Class C shares and Class R shares of beneficial interest, without par value, in the Acquired Fund (together, the "Acquired Fund Shares") in exchange solely for shares of beneficial interest, without par value, in the respective class of the Acquiring Fund (together, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein (collectively, the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;
         WHEREAS, the Trust intends this Agreement to be a plan of a reorganization within the meaning of section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code");
         WHEREAS, the Trust is a registered, open-end management investment company and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;
         WHEREAS, the Trust is authorized to issue the respective shares of beneficial interest of the Acquiring Fund and the Acquired Fund;
         WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquired Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and
         WHEREAS, the Board of Trustees of the Trust, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization:
         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.
          1.1. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:
          a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as provided for in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).
          b) The Acquiring Fund agrees in exchange therefor at the Closing
(i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of Class A, Class B, Class C, and Class R, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

          * Insert as appropriate DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND or DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND.

                           [Page A-1]
          1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(k).
          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these assets. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such assets prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.
          1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) (collectively, the "Liabilities"). Without limiting the generality of the foregoing, the Liabilities shall include the obligation to indemnify the Trustees and officers of the Trust with respect to the Acquired Fund to the extent provided in the Trust's Third Amended and Restated Master Trust Agreement dated December 9, 1992, as amended ("Trust Instrument"), and By-Laws.
          1.4. The Acquired Fund shall deliver the Assets at the Closing to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
          1.5. The Acquired Fund will pay or transfer or cause to be paid or transferred to the Acquiring Fund any dividends, interest, distributions, rights or other assets received by the Acquired Fund on or after the Closing Date as distributions on or with respect to any of the Assets. Any such dividends, interest, distributions, rights, or other assets so paid or transferred, or received directly by the Acquired Fund, shall be allocated by the Acquired Fund to the account of the Acquiring Fund, and shall be deemed included in the Assets and shall not be separately valued.
          1.6. As soon after the Closing Date as is conveniently possible, the Trust will distribute pro rata to the shareholders of record of each class of the Acquired Fund determined as of the Valuation Time (as defined in paragraph 2.1) (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Acquired Fund Shareholders of the corresponding class and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Acquired Fund Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each Acquired Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class, equal to the net asset value of such Acquired Fund Share as of the Valuation Time (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the same class, as of the Valuation Time (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of the Class A, Class B, Class C and Class R Acquired Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.
          1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                           [Page A-2]
          1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.
          2.VALUATION.
          2.1. The value of the Assets and the amount of the Liabilities, and the net asset value of an Acquired Fund Share of each respective class, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (except that options and futures contracts will be valued 15 minutes after such close of trading) on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Trust Instrument and the Acquired Fund's then-current prospectus or statement of additional information.
          2.2. The aggregate net assets of the Acquiring Fund, and the net asset value of an Acquiring Fund Share of each respective class, shall each be computed as of the Valuation Time, using the valuation procedures set forth in the Trust Instrument and the Acquiring Fund's then-current prospectus or statement of additional information.
          2.3. The number of Acquiring Fund shares of each of Class A, Class B, Class C, and Class R (including fractional shares, if any) to be issued in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the aggregate net assets attributable to the applicable class of the Acquired Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one share of Class A, Class B, Class C or Class R, as the case may be, of the Acquiring Fund, determined in accordance with paragraph 2.2.
          2.4. All computations and calculations of value shall be made by The Dreyfus Corporation, the investment manager of the Acquiring Fund and the Acquired Fund (the "Manager"), in accordance with its regular practices as fund accountant for the Acquired Fund and the Acquiring Fund, respectively.
  3. CLOSING AND CLOSING DATE.
          3.1. The Reorganization, together with all related acts necessary to consummate the Reorganization (the "Closing"), shall take place on the first day on which the NYSE is open for business that occurs not less than seven calendar days after the approval of this Agreement by the shareholders of the Acquired Fund, or such other date as the parties may mutually agree ("Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of the Manager, 200 Park Avenue, New
York, New York, or at such other time on the Closing Date and/or place as the parties may mutually agree.
          3.2. The Acquired Fund shall deliver to the Acquiring Fund, at the Closing a statement of Assets and Liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Trust's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing
Date and have been delivered in proper form to the Acquiring Fund.
          3.3. If at the Valuation Time (a) the NYSE or another primary trading market or markets for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
          3.4. The Acquired Fund shall cause Dreyfus Transfer, Inc., as its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause Dreyfus Transfer, Inc., as its transfer agent to deliver to the Secretary or an Assist ant Secretary of the Trust a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be credited on the Closing Date have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
  4.  REPRESENTATIONS AND WARRANTIES.
          4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:
          a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                           [Page A-3]
          b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, of which the Acquired Fund is a separate, non-diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.
          c) The Acquired Fund is a duly established and designated series of the Trust.
          d) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in any material violation of the Trust Instrument or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust is a party or by which it is bound.
          f) The Acquired Fund has no material contracts or other commitments outstanding that will be terminated with liability to it on or prior to the Closing Date.
          g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Trust with respect to the Acquired Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein.
          h) The Statements of Assets and Liabilities of the Acquired Fund for the fiscal years ended June 30, 1995, 1996 and 1997 have been audited by KPMG Peat Marwick LLP, independent auditors; such statements (copies of which have been furnished to the Trust, on behalf of the Acquiring Fund) are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquired Fund as of such dates; and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.
          i) Since June 30, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of Assets and Liabilities referred to in Section 3.2; provided that, for the purposes of this subparagraph (i), a decline in net asset value per share of any class of the Acquired Fund shall not constitute a material adverse change.
          j) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
          k) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.
          l) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.
          m) The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.
          n) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.
          o) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.
          p) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a business
                           [Page A-4]
trust may, under certain circumstances, be held personally liable for its obligations. All of the issued and outstanding Acquired Fund Shares, at the time of Closing, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares, except as contemplated herein or in a substantially similar agreement with the Trust on behalf of [*].
          q) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.
          r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board of Trustees on behalf of the Acquired Fund; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Trust on behalf of the Acquiring Fund, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
          s) With respect to facts relating to the Acquired Fund, the prospectus/proxy statement and statement of additional information (the "Proxy Statement") included in the Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Trust, on behalf of the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
          4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:
          a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.
          b) The Trust is registered under the 1940 Act as an open-end management investment company, of which the Acquiring Fund is a separate, non-diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.
          c) The Acquiring Fund is a duly established and designated series of the Trust.
          d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in any material violation of the Trust Instrument or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which it is bound.
          f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Trust with respect to the Acquiring Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein.
          g) The Statement of Assets and Liabilities of the Acquiring Fund for the fiscal years ended June 30, 1995, 1996 and 1997 has been audited by KPMG Peat Marwick LLP, independent auditors; such statements (a copy of which has been furnished to the Trust, on behalf of the Acquired Fund) is in accordance with generally accepted accounting principles, consistently applied, and such statement fairly reflects the financial condition of the Acquiring Fund as of such date; and there are no known contingent liabilities of the Acquiring Fund as of such date not reflected therein.

          * Insert as appropriate DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND or DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND.

                           [Page A-5]
          h) Since June 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; provided that, for the purposes of this subparagraph (h), a decline in net asset value per share of any class of the Acquiring Fund shall not constitute a material adverse change.
          i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.
          j) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation prior to the Closing Date, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.
          k) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.
          l) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.
          m) The Acquiring Fund (i) will, after the Reorganization, continue the historic business that the Acquired Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of, within one year after the Closing Date, more than one-third (1/3) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) will use a significant portion of the Acquired Fund's historic business assets in that business.
          n) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.
          o) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.
          p) The Acquiring Fund does not own, directly or indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Acquired Fund.
          q) All issued and outstanding Acquiring Fund Shares are, and (including the Acquiring Fund Shares issued in the Reorganization) at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable except to the extent that under Massachusetts law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares, except as contemplated herein or in a substantially similar agreement with the Trust on behalf of [*].
          r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust's Board of Trustees on behalf of the Acquiring Fund; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Trust on behalf of the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          * Insert as appropriate DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND or DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND.

                           [Page A-6]
          s) The Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference therein (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Trust on behalf of Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
          4.3. The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants to the Acquiring Fund and the Acquired Fund, respectively, as follows:
          a) The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder will be approximately equal to the fair market value of its Acquired Fund Shares constructively surrendered in exchange therefor.

          b) Management of the Trust is unaware of any plan or intention of any shareholders of the Acquired Fund to redeem or otherwise dispose of the Acquiring Fund Shares to be received by them in the Reorganization, such that, taken together, the Acquired Fund Shareholders' ownership of Acquiring Fund Shares shall have been reduced to a number of such shares having a value, as of the date of the Reorganization, of less than 50% of the value of all the Acquired Fund Shares outstanding as of that date.

          c) The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.
          d) There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount.

          e) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this representation, (i) amounts paid immediately before the Reorganization by the Acquired Fund or the Acquiring Fund to shareholders in redemption of Acquired Fund shares, (ii) amounts used by the Acquired Fund to pay its Reorganization expenses, and (iii) amounts used by the Acquired Fund to effect any distributions (except for distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) immediately before the Reorganization will be included as assets thereof held immediately before the Reorganization.

          f) None of the compensation received by any Acquired Fund Shareholder who is an employee of the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares held by such Acquired Fund Shareholder-employee; none of the Acquiring Fund Shares received by any such Acquired Fund Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Acquired Fund Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.
          g) Immediately following consummation of the Reorganization, the Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that the Acquired Fund held or was subject to immediately prior thereto, in addition to the assets and liabilities the Acquiring Fund held or was subject to immediately before the Reorganization, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;
          (h) The Acquiring Fund, the Acquired Fund, and the shareholders of each will pay their respective expenses, if any, incurred in connection with the Reorganization (exclusive of expenses of the Acquired Fund otherwise payable by the Manager under its investment management agreement advisory with respect to the Acquired Fund, or expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187).


  5.  COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.
          5.1. The Acquired Fund and the Acquiring Fund each will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
          5.2. The Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
          5.3. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

                           [Page A-7]
          5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.
          5.5. The Trust, on behalf of the Acquired Fund and the Acquiring Fund, shall cooperate in the provision of all information reasonably necessary for the preparation and filing of the registration statement of the Trust relating to the Acquiring Fund Shares on Form N-14, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and, if applicable, state Blue Sky laws (the "Registration Statement"), including the Proxy Statement in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.
          5.6. The Acquiring Fund and the Acquired Fund shall cooperate in the preparation and filing as promptly as practicable with the SEC of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Acquired Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.
          5.7. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
  6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
          6.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing Date and as of the Closing.
          6.2. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Acquiring Fund, to the effect that the Trust's representations and warranties, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request.
  7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.
         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
          7.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing Date and as of the Closing.
          7.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the Trust's representations and warranties, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.
  8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.
         If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.
          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of Trust Instrument and the 1940 Act.

                           [Page A-8]
          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, Agreement or the transactions contemplated herein.
          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring
Fund.
          8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
          8.5. The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for the Acquiring Fund and the Acquired Fund.
          8.6. The Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).
          8.7. The Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Trust, in a form reasonably satisfactory to the Manager, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraphs 6.2 and
7.2. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
          a) The Acquired Fund's transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
          (b) No gain or loss will be recognized to the Acquired Fund on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;
          (c) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
          (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the period during which the Assets were held by the Acquired Fund;
          (e) No gain or loss will be recognized to an Acquired Fund Shareholder on distribution thereto of Acquiring Fund Shares constructively in exchange for all of such shareholder's Acquired Fund Shares; and
          (f) An Acquired Fund Shareholder's basis for the Acquiring Fund Shares to be received by such shareholder in the Reorganization will be the same as the basis for such shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and such shareholder's holding period for those Acquiring Fund Shares will include such shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by such shareholder on the Closing Date.
          Notwithstanding anything in this paragraph 8.7, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year
(or on the termination or transfer thereof) under a mark-to-market system of accounting.

                           [Page A-9]
  9.  TERMINATION OF AGREEMENT.
          9.1. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust any time prior to the Closing (notwithstanding any vote of the Acquired Fund's shareholders) if:
          (a) circumstances should develop that, in the opinion of the Board, on behalf of the Acquiring Fund and/or the Acquired Fund, make proceeding with this Agreement inadvisable;
          (b) a material breach by the other party of any representation, warranty or agreement contained herein has occurred; or
          (c) a condition to the obligation of the terminating party cannot reasonably be met.
          9.2. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or of the Acquired Fund, or the Acquiring Fund, as the case may be, in respect of this Agreement.
  10.WAIVER.
         At any time prior to the Closing Date, any of the foregoing conditions set forth in Sections 6, 7 and 8 (other than paragraphs 8.1 and 8.7) may be waived by the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Acquiring Fund, as the case may be, if, in their judgment, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be.
  11.EXPENSES OF THE REORGANIZATION.
         The Acquiring Fund and the Acquired Fund shall bear the aggregate expenses incurred in connection with the Reorganization pro rata in proportion to their respective net assets, as of the Closing Date if the Reorganization is consummated or, if the Reorganization is not consummated, as of the date this Agreement is terminated or the Reorganization is abandoned; and, if the Reorganization is consummated, such expenses will be charged against the assets of the relevant Fund at or before the Valuation Time.
  12.MISCELLANEOUS.
         12.1. None of the representations and warranties included or provided for herein shall survive consummation of the Reorganization.
          12.2. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
          12.3. Copies of the Trust Instrument are on file with the Trust. This Agreement is executed by the undersigned officers on behalf of the Trust (on behalf of the Acquired Fund and the Acquiring Fund), and not on behalf of such officers or Trustees of the Trust as individuals. The obligations of the Trust under this Agreement are not binding upon any of their respective Trustees, officers, shareholders or partners individually. The obligations of the Trust hereunder, on behalf of the Acquired Fund and the Acquiring Fund, are binding only upon the assets and property of the respective Fund on behalf of which they are undertaken.
          12.4. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; and provided further that, in the case of any conflict between any such laws and the federal securities laws, the latter shall govern.
          12.5. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
          12.6. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                           [Page A-10]
               IN WITNESS WHEREOF, the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                             THE DREYFUS/LAUREL TAX-FREE
                                             MUNICIPAL FUNDS,
                                             on behalf of
                                             DREYFUS PREMIER LIMITED TERM
                                             MUNICIPAL FUND

          ATTEST: _____________________      By________________________________

                                             THE DREYFUS/LAUREL TAX-FREE
                                             MUNICIPAL FUNDS,
                                             on behalf of
                                             [*]

          ATTEST:______________________      By________________________________

          * Insert as appropriate DREYFUS PREMIER LIMITED TERM CALIFORNIA MUNICIPAL FUND or DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND.


                           [Page A-11]


From:

Dreyfus Family of Funds
P.O. BOX 9117
HINGHAM, MA 02043-9117





                         VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE FUND
                     THE EXPENSE OF ADDITIONAL MAILINGS


          Please fold and detach card at perforation before mailing

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
SPECIAL MEETING OF SHAREHOLDER - SEPTEMBER 15, 1998
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest in Dreyfus Premier Limited Term New York Municipal Fund (the "Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices  of  The  Dreyfus Corporation, 200 park Avenue, 7th Floor  West,  New
York,  New  York  10166,  on September 15, 1998 at  10:00  a.m.  and  at  any
adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

                   PLEASE COMPLETE, SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE

Dated:  _______________________, 199____

NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.




                    Signature(s), Title(s) if applicable

                         VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE FUND
                     THE EXPENSE OF ADDITIONAL MAILINGS



          Please fold and detach card at perforation before mailing

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

To approve the Agreement and Plan of Reorganization between The Dreyfus/Laurel, Tax-Free Municipal Funds (the "Trust"), on behalf of the Dreyfus Premier Limited Term New York Municipal Fund (the "Fund"), and the Trust, on behalf of Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), providing for (a) the acquisition of all or substantially all of the assets attributable to the Acquired Fund's Class A, Class B, Class C and Class R shares, by the Acquiring Fund, in exchange solely for corresponding Class A, Class B, Class C and Class R shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, (b) the distribution of those shares of the Acquiring Fund to the holders of the Class A, Class B, Class C and Class R shares of the Acquired Fund, in each case in an amount equal in net assets value to the Class A, Class B, Class C and Class R shares of the Acquired Fund held by such holder, and (c) the subsequent termination of the Acquired Fund.

     FOR                 AGAINST             ABSTAIN



In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s), thereof, including any adjournment(s) necessary to obtain the requisite quorums or (FOR) approvals.

               PLEASE SIGN AND DATE THE REVERSE SIDE OF CARD.




From:

Dreyfus Family of Funds
P.O. BOX 9117
HINGHAM, MA 02043-9117





                         VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE FUND
                     THE EXPENSE OF ADDITIONAL MAILINGS


          Please fold and detach card at perforation before mailing

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
SPECIAL MEETING OF SHAREHOLDER - SEPTEMBER 15, 1998
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest in Dreyfus Premier Limited Term California- Municipal Fund (the "Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices  of  The  Dreyfus Corporation, 200 park Avenue, 7th Floor  West,  New
York,  New  York  10166,  on September 15, 1998 at  10:00  a.m.  and  at  any
adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

                   PLEASE COMPLETE, SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE

Dated:  _______________________, 199____

NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.





                    Signature(s), Title(s) if applicable

                         VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE THE FUND
                     THE EXPENSE OF ADDITIONAL MAILINGS



          Please fold and detach card at perforation before mailing

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

To approve the Agreement and Plan of Reorganization between The Dreyfus/Laurel, Tax-Free Municipal Funds (the "Trust"), on behalf of the Dreyfus Premier Limited Term California Municipal Fund (the "Fund"), and the Trust, on behalf of Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), providing for (a) the acquisition of all of the assets attributable to the Acquired Fund's Class A, Class B, Class C and Class R shares, by the Acquiring Fund, in exchange solely for corresponding Class A, Class B, Class C and Class R shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, (b) the distribution of those shares of the Acquiring Fund to the holders of the Class A, Class B, Class C and Class R shares of the Acquired Fund, in each case in an amount equal in net assets value to the Class A, Class B, Class C and Class R shares of the Acquired Fund held by such holder, and (c) the subsequent termination of the Acquired Fund.

     FOR                 AGAINST             ABSTAIN



In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s), thereof, including any adjournment(s) necessary to obtain the requisite quorums or "FOR" approvals.

PLEASE SIGN AND DATE THE REVERSE SIDE OF CARD.